SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [_]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement           [_] Soliciting Material Under Rule
[_] Confidential, For Use of the              14a-12
    Commission Only (as permitted
    by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials

              Brinson Investment Grade Municipal Income Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title  of  each  class  of   securities  to  which   transaction   applies:

________________________________________________________________________________
2)   Aggregate   number   of   securities   to   which   transaction    applies:

________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)   Amount previously paid:

________________________________________________________________________________
2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
3)   Filing Party:

________________________________________________________________________________
4)   Date Filed:

________________________________________________________________________________

                   INVESTMENT GRADE MUNICIPAL INCOME FUND INC.
                                   ----------
                                    NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                                JANUARY 17, 2002
                                   ----------


TO THE SHAREHOLDERS:

     The annual meeting of shareholders of Investment Grade Municipal Income Fund Inc. ("Fund") will be held on January 17, 2002 at 10:00 a.m., Eastern time, at 1285 Avenue of the Americas, 14th Floor, New York, New York 10019 for the following purposes:

     MATTERS TO BE VOTED UPON BY ALL SHAREHOLDERS:

          (1) To elect ten (10) directors to serve until the annual meeting of shareholders in 2003, or until their successors are elected and qualified; and

          (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

     MATTERS TO BE VOTED UPON ONLY BY HOLDERS OF AUCTION PREFERRED SHARES:

          (3) To elect two (2) directors to serve until the annual meeting of shareholders in 2003, or until their successors are elected and qualified.

     You are entitled to vote at the meeting and any adjournments thereof if you owned Fund shares at the close of business on November 16, 2001. If you attend the meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                             By order of the board of directors,


                                             AMY R. DOBERMAN
                                             SECRETARY
November 30, 2001
51 West 52nd Street
New York, New York 10019-6114


--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

     PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE NOMINEES FOR DIRECTOR FOR WHICH YOU ARE ENTITLED TO CAST A VOTE NAMED IN THE ATTACHED PROXY STATEMENT AND "FOR" ALL OTHER PROPOSALS NOTICED above. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARD PROMPTLY.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund in validating your vote if you fail to sign your proxy card properly.

     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

     2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

          REGISTRATION                             VALID SIGNATURE
          ------------                             ---------------
Corporate Accounts
    (1) ABC Corp. ..............................  ABC Corp.
                                                  John Doe, Treasurer
    (2) ABC Corp. ..............................  John Doe, Treasurer
    (3) ABC Corp. c/o John Doe, Treasurer ......  John Doe
    (4) ABC Corp. Profit Sharing Plan ..........  John Doe, Trustee

Partnership Accounts
    (1) The XYZ Partnership ....................  Jane B. Smith, Partner
    (2) Smith and Jones, Limited Partnership ...  Jane B. Smith, General Partner

Trust Accounts
    (1) ABC Trust Account ......................  Jane B. Doe, Trustee
    (2) Jane B. Doe, Trustee u/t/d 12/18/78 ....  Jane B. Doe

Custodial or Estate Accounts
    (1) John B. Smith, Cust. f/b/o
        John B. Smith, Jr. UGMA/UTMA ...........  John B. Smith
    (2) Estate of John B. Smith ................  John B. Smith, Jr., Executor

                   INVESTMENT GRADE MUNICIPAL INCOME FUND INC.
                               51 WEST 52ND STREET
                          NEW YORK, NEW YORK 10019-6114
                                   ----------
                                 PROXY STATEMENT
                                   ----------

          ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 17, 2002

     This statement is furnished to the shareholders of Investment Grade Municipal Income Fund Inc. ("Fund") in connection with the board of directors' solicitation of proxies to be used at the annual meeting of shareholders of the Fund to be held on January 17, 2002, or any adjournment or adjournments thereof. This proxy statement and the related proxy card will first be mailed to shareholders on or about November 30, 2001.

     A majority of the shares outstanding on November 16, 2001, represented in person or by proxy, must be present for the transaction of business at the meeting. In the event that a quorum is not present at the annual meeting (including a quorum of the Fund's auction preferred shares ("APS") with respect to the election of the two directors to be elected by the APS), or if a quorum is present at the annual meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the annual meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the annual meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment but will have no effect on Proposal 1 and 3, for which the required vote is a plurality.

     Except as otherwise indicated herein, all of the outstanding shares of the Fund's common stock and APS will vote together as a single class. Each full share of the Fund's common stock or APS is entitled to one vote and each fractional share of the Fund's common stock or APS is entitled to a proportionate share of one vote. However, as described below in connection with Proposals 1 and 3, the holders of the APS, voting as a separate class, are entitled to elect two of the Fund's directors.

     The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or your duly appointed agent or attorney-in-fact. With respect to the holders of the APS, if you give no voting instructions, your shares will be voted FOR the twelve nominees for director named herein. With respect to the holders of the Fund's common stock, if you give no voting instructions, your shares will be voted FOR the ten nominees for director for which the holders of the common stock are entitled to vote. You may revoke any proxy card by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, your revocation must be received by the Fund prior to the meeting and must indicate your name and account number. In addition, if you attend the annual meeting in person you may, if you wish, vote by ballot at the meeting, thereby cancelling any proxy previously given.

     As of the record date, November 16, 2001, the Fund had outstanding 10,356,667 shares of common stock and 1,600 shares of the APS, representing Series A and Series B shares. The solicitation of proxies, the cost of which will be borne by the Fund, will be made primarily by mail but also may include telephone or oral communications by regular employees of Brinson Advisors, Inc. ("Brinson Advisors") or UBS PaineWebber Inc. ("UBS PaineWebberSM*"), who will not receive any compensation therefor from the Fund. Management does not know of any person who owns beneficially 5% or more of the shares of the Fund.

     Brinson Advisors serves as the Fund's investment advisor and administrator. Brinson Advisors, a Delaware corporation, is an indirect wholly owned asset management subsidiary of UBSAG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry. Brinson Advisors is located at 51 West 52nd Street, New York, New York 10019-6114. The principal business offices of UBS PaineWebber are located at 1285 Avenue of the Americas, New York, New York 10019-6028. The principal business offices of UBSare located at Bahnhofstrasse 45, Zurich, Switzerland.

     The Fund's annual report containing financial statements for the fiscal year ended September 30, 2001, is being mailed to shareholders concurrently with this proxy statement.


                    PROPOSALS 1 AND 3. ELECTION OF DIRECTORS

     Proposals 1 and 3 relate to the election of directors of the Fund. Management proposes the election of the twelve nominees named in the table below. Each nominee, including those who are not "interested persons" of the Fund as that term is defined by the Investment Company Act of 1940 ("1940 Act") ("Independent Directors"), has indicated his or her willingness to serve if elected. If elected, each nominee will hold office until the next annual meeting of shareholders or until his or her successor is elected and qualified.

     Holders of the outstanding shares of the APS, voting as a separate class, are entitled to elect two of the Fund's directors. Margo N. Alexander and Meyer Feldberg have been nominated as the directors that are to be elected by holders of the APS. The other ten directors will be elected by holders of both the outstanding common stock and APS, voting together as a single class. Richard Q. Armstrong, David J. Beaubien, E. Garrett Bewkes, Jr., Richard R. Burt, George W. Gowen, William W. Hewitt, Jr., Morton Janklow, Frederic V. Malek, Carl W. Schafer and William D. White have been nominated as the directors that are to be elected by all common stock and APS holders. Unless you give contrary instructions on the enclosed proxy card: if you are a holder of the APS, your shares will be voted FOR the election of all twelve nominees; and, if you are a holder of the common stock, your shares will be voted FOR the ten nominees that are to be elected by all common stock and APS holders. If any of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted FOR such other nominee or nominees as management may recommend.


----------
*UBS PaineWebber is a service mark of UBS AG.

     Mr. Feldberg and, except for a brief period during 1993, Mr. Bewkes have served as directors for the Fund since its inception. Messrs. Armstrong and Burt have served as directors of the Fund since February 15, 1995. Mrs. Alexander has served as a director of the Fund since January 18, 1996. Messrs. Gowen, Malek and Schafer have served as directors of the Fund since April 11, 1996. Effective September 20, 2001, Mr. Storms resigned his position as director and David J. Beaubien, William W. Hewitt, Morton L. Janklow and William D. White were appointed directors of the Fund. Directors shall be elected by the affirmative vote of the holders of a plurality of the shares of the Fund present in person or by proxy and entitled to vote thereon, provided a quorum is present. Proxies cannot be voted for a greater number of persons than the number of nominees named. None of the current directors and executive officers (19 persons) beneficially owned any shares of the common stock or APS of the Fund on October 31, 2001.


                                                                   SHARES OWNED
                                   PRESENT POSITION WITH THE       BENEFICIALLY
                               FUND; BUSINESS EXPERIENCE DURING   ON OCTOBER 31,
      NOMINEE; AGE           PAST FIVE YEARS; OTHER DIRECTORSHIPS     2001**
--------------------------------------------------------------------------------
Margo N. Alexander; 54*      DIRECTOR.   Mrs.   Alexander   is  an     --
                             executive vice president and director
                             of  UBS   PaineWebber   (since  March
                             1984).   She  was   chief   executive
                             officer  of  Brinson   Advisors  from
                             January  1995  to  October   2000,  a
                             director   (from   January   1995  to
                             September  2001) and  chairman  (from
                             March  1999  to  September  2001)  of
                             Brinson Advisors. Mrs. Alexander is a
                             director or trustee of 22  investment
                             companies for which Brinson Advisors,
                             UBS   PaineWebber  or  one  of  their
                             affiliates   serves   as   investment
                             advisor, sub-advisor or manager.

Richard Q. Armstrong; 65     DIRECTOR.  Mr.  Armstrong is chairman     --
                             and  principal of R.Q.A.  Enterprises
                             (management  consulting  firm) (since
                             April 1991 and  principal  occupation
                             since  March  1995).  He  is  also  a
                             director of AlFresh Beverages Canada,
                             Inc. (a Canadian beverage  subsidiary
                             of AlFresh Foods Inc.)(since  October
                             2000).  Mr. Armstrong was chairman of
                             the board,  chief  executive  officer
                             and co-owner of Adirondack  Beverages
                             (producer  and  distributor  of  soft
                             drinks  and  sparkling/still  waters)
                             (October  1993-March  1995). He was a
                             partner of The New England Consulting
                             Group  (management  consulting  firm)
                             (December  1992-September  1993).  He
                             was  managing  director  of LVMH U.S.
                             Corporation  (U.S.  subsidiary of the
                             French  luxury  goods   conglomerate,
                             Louis    Vuitton    Moet    Hennessey
                             Corporation) (1987-1991) and chairman
                             of its wine and  spirits  subsidiary,
                             Schieffelin   &   Somerset    Company
                             (1987-1991).   Mr.   Armstrong  is  a
                             director or trustee of 22  investment
                             companies for which Brinson Advisors,
                             UBS   PaineWebber  or  one  of  their
                             affiliates   serves   as   investment
                             advisor, sub-advisor or manager.

David J. Beaubien; 67        DIRECTOR. Mr. Beaubien is chairman of     --
                             Yankee  Environmental  Systems, Inc.,
                             a  manufacturer   of   meteorological

                                                                   SHARES OWNED
                                   PRESENT POSITION WITH THE       BENEFICIALLY
                               FUND; BUSINESS EXPERIENCE DURING   ON OCTOBER 31,
      NOMINEE; AGE           PAST FIVE YEARS; OTHER DIRECTORSHIPS     2001**
--------------------------------------------------------------------------------

                             measuring systems.  Prior to January
                             1991,  he was senior vice  president
                             of EG&G, Inc., a company which makes
                             and provides a variety of scientific
                             and  technically  oriented  products
                             and services. He is also director of
                             IEC     Electronics,     Inc.,     a
                             manufacturer      of      electronic
                             assemblies.  From  1985  to  January
                             1995,  Mr.   Beaubien  served  as  a
                             director or trustee on the boards of
                             the    Kidder,    Peabody    &   Co.
                             Incorporated   mutual   funds.   Mr.
                             Beaubien   is  a   trustee   of   22
                             investment   companies   for   which
                             Brinson Advisors, UBS PaineWebber or
                             one of their  affiliates  serves  as
                             investment  advisor,  sub-advisor or
                             manager.

E. Garrett Bewkes, Jr.; 75*  DIRECTOR  AND  CHAIRMAN OF THE BOARD      --
                             OF DIRECTORS. Mr. Bewkes serves as a
                             consultant to UBS PaineWebber (since
                             May 1999).  Prior to November  2000,
                             he was a  director  of Paine  Webber
                             Group Inc.  ("PW  Group"),  formerly
                             the    holding    company   of   UBS
                             PaineWebber and Brinson Advisors and
                             prior to 1996,  he was a  consultant
                             to PW Group.  Prior to 1988,  he was
                             chairman of the board, president and
                             chief executive  officer of American
                             Bakeries  Company.  Mr.  Bewkes is a
                             director  of   Interstate   Bakeries
                             Corporation.   Mr.   Bewkes   is   a
                             director or trustee of 32 investment
                             companies    for    which    Brinson
                             Advisors,  UBS PaineWebber or one of
                             their    affiliates     serves    as
                             investment  advisor,  sub-advisor or
                             manager.

Richard R. Burt; 54          DIRECTOR.  Mr.  Burt is  chairman of      --
                             IEP  Advisors,   LLP  (international
                             investments  and  consulting   firm)
                             (since  March 1994) and a partner of
                             McKinsey   &   Company   (management
                             consulting firm) (since 1991). He is
                             also       a       director       of
                             Archer-Daniels-Midland           Co.
                             (agricultural          commodities),
                             Hollinger      International     Co.
                             (publishing),     six     investment
                             companies in the DeutscheBank family
                             of funds, nine investment  companies
                             in  the  Flag  Investors  family  of
                             funds,  The Central  European  Fund,
                             Inc.  and The  Germany  Fund,  Inc.,
                             vice   chairman  of  Anchor   Gaming
                             (provides  technology  to gaming and
                             wagering industry) (since July 1999)
                             and chairman of Weirton  Steel Corp.
                             (makes and finishes steel  products)
                             (since April 1996). He was the chief
                             negotiator  in  the  Strategic  Arms
                             Reduction   Talks  with  the  former
                             Soviet  Union  (1989-1991)  and  the
                             U.S. Ambassador to the

                                                                   SHARES OWNED
                                   PRESENT POSITION WITH THE       BENEFICIALLY
                               FUND; BUSINESS EXPERIENCE DURING   ON OCTOBER 31,
      NOMINEE; AGE           PAST FIVE YEARS; OTHER DIRECTORSHIPS     2001**
--------------------------------------------------------------------------------

                             Federal    Republic    of    Germany
                             (1985-1989).  Mr. Burt is a director
                             or   trustee   of   22    investment
                             companies    for    which    Brinson
                             Advisors,  UBS PaineWebber or one of
                             their    affiliates     serves    as
                             investment  advisor,  sub-advisor or
                             manager.

Meyer Feldberg; 59           DIRECTOR.  Mr.  Feldberg is Dean and      --
                             Professor  of   Management   of  the
                             Graduate    School   of    Business,
                             Columbia University.  Prior to 1989,
                             he was  president  of  the  Illinois
                             Institute   of   Technology.    Dean
                             Feldberg   is  also  a  director  of
                             Primedia     Inc.      (publishing),
                             Federated  Department  Stores,  Inc.
                             (operator  of  department   stores),
                             Revlon, Inc.  (cosmetics) and Select
                             Medical Inc. (healthcare  services).
                             Dean   Feldberg  is  a  director  or
                             trustee of 30  investment  companies
                             for  which  Brinson  Advisors,   UBS
                             PaineWebber    or   one   of   their
                             affiliates   serves  as   investment
                             advisor, sub-advisor or manager.

George W. Gowen; 71          DIRECTOR.  Mr. Gowen is a partner in      --
                             the   law   firm   of    Dunnington,
                             Bartholow  &  Miller.  Prior  to May
                             1994,  he was a  partner  in the law
                             firm of  Fryer,  Ross &  Gowen.  Mr.
                             Gowen is a director or trustee of 30
                             investment   companies   for   which
                             Brinson Advisors, UBS PaineWebber or
                             one of their  affiliates  serves  as
                             investment  advisor,  sub-advisor or
                             manager.

William W. Hewitt, Jr.; 73   DIRECTOR.  Mr.  Hewitt  is  retired.      --
                             Since  1988,  he  has  served  as  a
                             director or trustee on the boards of
                             the Guardian Life Insurance  Company
                             mutual  funds.  From 1990 to January
                             1995,   Mr.   Hewitt   served  as  a
                             director or trustee on the boards of
                             the    Kidder,    Peabody    &    Co
                             Incorporated   mutual  funds.   From
                             1986-1988,  he was an executive vice
                             president  and  director  of  mutual
                             funds,  insurance and trust services
                             of  Shearson  Lehman  Brothers  Inc.
                             From 1976-1986,  he was president of
                             Merrill  Lynch  Funds   Distributor,
                             Inc.  Mr.  Hewitt is a trustee of 22
                             investment   companies   for   which
                             Brinson Advisors, UBS PaineWebber or
                             one of their  affiliates  serves  as
                             investment  advisor,  sub-advisor or
                             manager.

Morton Janklow; 71           DIRECTOR.   Mr.  Janklow  is  senior      --
                             partner    of   Janklow   &   Nesbit
                             Associates,     an     international
                             literary agency representing leading
                             authors in their  relationships with
                             publishers   and   motion   picture,
                             television and multi-media

                                                                   SHARES OWNED
                                   PRESENT POSITION WITH THE       BENEFICIALLY
                               FUND; BUSINESS EXPERIENCE DURING   ON OCTOBER 31,
      NOMINEE; AGE           PAST FIVE YEARS; OTHER DIRECTORSHIPS     2001**
--------------------------------------------------------------------------------

                             companies, and of counsel to the law
                             firm  of   Janklow  &  Ashley.   Mr.
                             Janklow   is   a   trustee   of   22
                             investment   companies   for   which
                             Brinson Advisors, UBS PaineWebber or
                             one of their  affiliates  serves  as
                             investment  advisor,  sub-advisor or
                             manager.

Frederic V. Malek; 64        DIRECTOR.  Mr.  Malek is chairman of      --
                             Thayer  Capital  Partners  (merchant
                             bank) and  chairman of Thayer  Hotel
                             Investors    III,    Thayer    Hotel
                             Investors     II     and     Lodging
                             Opportunities Fund (hotel investment
                             partnerships).  From January 1992 to
                             November   1992,   he  was  campaign
                             manager  of  Bush-Quayle  '92.  From
                             1990 to 1992,  he was vice  chairman
                             and,  from  1989  to  1990,  he  was
                             president of Northwest Airlines Inc.
                             and NWA  Inc.  (holding  company  of
                             Northwest  Airlines Inc.).  Prior to
                             1989,   he  was   employed   by  the
                             Marriott     Corporation    (hotels,
                             restaurants,  airline  catering  and
                             contract  feeding),  where  he  most
                             recently  was  an   executive   vice
                             president  and president of Marriott
                             Hotels  and  Resorts.  Mr.  Malek is
                             also    a    director    of    Aegis
                             Communications, Inc. (teleservices),
                             American  Management  Systems,  Inc.
                             (management  consulting and computer
                             related  services),  Automatic  Data
                             Processing,      Inc.     (computing
                             services),  CB Richard  Ellis,  Inc.
                             (real estate  services),  FPL Group,
                             Inc.  (electric  services),  Classic
                             Vacation Group (packaged vacations),
                             Manor Care,  Inc.  (health care) and
                             Northwest Airlines Inc. Mr. Malek is
                             a   director   or   trustee   of  22
                             investment   companies   for   which
                             Brinson Advisors, UBS PaineWebber or
                             one of their  affiliates  serves  as
                             investment  advisor,  sub-advisor or
                             manager.

Carl W.  Schafer;  65        DIRECTOR.  Mr.  Schafer is president      --
                             of    the    Atlantic     Foundation
                             (charitable  foundation).  He  is  a
                             director   of  Labor   Ready,   Inc.
                             (temporary   employment),    Roadway
                             Express,   Inc.   (trucking),    The
                             Guardian Group of Mutual Funds,  the
                             Harding,   Loevner   Funds,   E.I.I.
                             Realty Trust  (investment  company),
                             Electronic   Clearing  House,   Inc.
                             (financial transactions processing),
                             Frontier   Oil    Corporation    and
                             Nutraceutix,   Inc.   (biotechnology
                             company).  Prior to January 1993, he
                             was   chairman  of  the   Investment
                             Advisory  Committee  of  the  Howard
                             Hughes   Medical   Institute.    Mr.
                             Schafer is a director  or trustee of
                             22  investment  companies  for which
                             Brinson Advisors, UBS PaineWebber or
                             one of their affiliates serves as an
                             investment  advisor,  sub-advisor or
                             manager.

                                                                   SHARES OWNED
                                   PRESENT POSITION WITH THE       BENEFICIALLY
                               FUND; BUSINESS EXPERIENCE DURING   ON OCTOBER 31,
      NOMINEE; AGE           PAST FIVE YEARS; OTHER DIRECTORSHIPS     2001**
--------------------------------------------------------------------------------

William D. White; 67         DIRECTOR. Mr. White is retired. From      --
                             February 1989 through March 1994, he
                             was president of the National League
                             of   Professional   Baseball  Clubs.
                             Prior to 1989,  he was a  television
                             sportscaster for WPIX-TV,  New York.
                             Mr.  White  served  on the  Board of
                             Directors  of  Centel  from  1989 to
                             1993 and until recently on the board
                             of  directors  of  Jefferson   Banks
                             Incorporated,  Philadelphia, PA. Mr.
                             White is a trustee of 22  investment
                             companies    for    which    Brinson
                             Advisors,  UBS PaineWebber or one of
                             their    affiliates     serves    as
                             investment  advisor,  sub-advisor or
                             manager.

 * Mrs. Alexander and Mr. Bewkes are "interested persons" of the Fund as defined by the 1940 Act by virtue of their positions with Brinson Advisors and/or UBS PaineWebber.

** Unless otherwise stated, as of the date indicated, each director had sole voting and investment power of any shares owned.

     The board of directors of the Fund met seven times during the fiscal year ended September 30, 2001. Each director (except Messrs. Beaubien, Hewitt, Janklow and White, each of whom was appointed as a director, effective September 20, 2001) attended 75% or more of the board meetings during the last fiscal year. The board has established an Audit Committee that acts pursuant to a written charter and is responsible for overseeing the Fund's accounting and financial reporting policies, practices and internal controls. A copy of the charter is attached as Exhibit A. In fulfilling its duties, the Audit Committee has: (a) reviewed and discussed the Fund's audited financial statements with management; (b) discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61; (c) received certain written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 and discussed with the independent accountants the independent accountants' independence; and (d) based upon its review of the above, recommended to the board that the audited financial statements be included in the Fund's annual report to shareholders. The Audit Committee currently consists of Messrs. Armstrong, Beaubien, Burt, Feldberg, Gowen, Hewitt, Janklow, Malek, Schafer and White, none of whom have any relationship to the Fund that would interfere with the exercise of their independence from management or the Fund and who are independent as defined under listing standards of the New York Stock Exchange. Each member of the Fund's Audit Committee is also a member of a similar committee established by the boards of other investment companies for which Brinson Advisors or UBS PaineWebber serves as investment advisor. The Audit Committee met once during the fiscal year ended September 30, 2001 and each individual who was a member of the Audit Committee at that time attended that meeting.

     Each board member who is not an "interested person" receives, in the aggregate from Brinson and PACE Select mutual funds, an annual retainer of $50,000, and a $10,000 fee for each regular board meeting (and each in-person special board meeting) actually attended. Each such board member is also entitled to a $2,000 fee for each special telephone meeting attended. The chairperson and vice chairperson of the Audit and Contract Review Committee receives annually $12,500 and $7,500, respectively. The chairperson of the Nominating Committee receives annually $5,000. The foregoing fees will be allocated among all such mutual funds (or each relevant mutual fund in the case of a special meeting) PRO RATA based on the mutual funds' relative net assets at the end of the calendar quarter preceding the date of payment. No officer, director or employee of Brinson Advisors or one of its affiliates presently receives any compensation from the fund for acting as a board member or officer.

                               COMPENSATION TABLE+

                                                                       TOTAL
                                                   AGGREGATE       COMPENSATION
                                                 COMPENSATION      FROM THE FUND
             NAME OF                                 FROM             AND THE
        PERSON, POSITION                           THE FUND*      FUND COMPLEX**
         --------------                          ------------     --------------

Richard Q. Armstrong, Director .................    $1,780           $108,232
David J. Beaubien, Director*** .................       -0-             69,000
Richard R. Burt, Director ......................     1,630            108,232
Meyer Feldberg, Director .......................     2,781            173,982
George W. Gowen, Director ......................     1,750            173,982
William W. Hewitt, Director*** .................       -0-             75,000
Morton L. Janklow, Director*** .................       -0-             65,000
Federick V. Malek, Director ....................     1,780            108,232
Carl W. Schafer, Director ......................     1,780            106,372
William D. White, Director*** ..................       -0-             65,000

  + Only independent board members are compensated by the funds for which Brinson Advisors or UBS PaineWebber serve as investment advisor, sub-advisor or manager; board members who are "interested persons," as defined by the Investment Company Act, do not receive compensation.

  * Represents fees paid to each board member for the fiscal year ended September 30, 2001.

 **  Represents  fees paid during the calendar  year ended  December 31, 2000 to each board member by: (a) 33 investment companies in the case of Messrs. Armstrong, Burt, Malek and Schafer; (b) 37 investment companies in the case of Messrs. Feldberg and Gowen; and (c) one investment company in the case of Messrs. Beaubien, Hewitt, Janklow and White for which Brinson Advisors, UBS PaineWebber or one of their affiliates served as investment advisor, sub-advisor or manager. None of these funds has a bonus, pension, profit sharing or retirement plan.

*** This person did not commence serving on the Fund's board until September 2001 and therefore did not receive compensation from the Fund during the fiscal year ended September 30, 2001.


                   INFORMATION CONCERNING INDEPENDENT AUDITORS

     The Fund's financial statements for the fiscal year ended September 30, 2001, were audited by Ernst & Young LLP ("Ernst & Young"), independent auditors. In addition, Ernst & Young will be preparing the Fund's federal and state annual income tax returns and will provide certain non-audit services. The Audit Committee has considered whether the provision of those non-audit services is compatible with maintaining Ernst & Young's independence.

     On July 25, 2001, the Board of Directors of the Fund, upon the recommendation of the Board's Audit Committee, determined not to retain PricewaterhouseCoopers ("PwC") and approved a change of the Fund's independent auditors to Ernst & Young LLP. For the fiscal years ended September 30, 2000 and September 30, 1999, PwC's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and PwC on accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of PwC would have caused them to make reference to the disagreement in their report.

     Representatives of Ernst & Young are not expected to be present at the meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

AUDIT FEES

     The aggregate fees billed by Ernst & Young for professional services rendered for the audit of the Fund's annual financial statements for the most recent calendar year and the review of the financial statements included in the Fund's reports to shareholders are $23,750.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no fees billed by Ernst & Young for the most recent fiscal year end for professional services rendered for financial information systems design and implementation services or other services provided to the Fund. Brinson Advisors and entities that control, are controlled by or are under common control with Brinson Advisors that provide services to the Fund.

ALL OTHER FEES

     There were $106,250 in fees billed by Ernst & Young for the most recent fiscal year for other services provided to the Fund, Brinson Advisors and entities that control, are controlled by or are under common control with Brinson Advisors that provide services to the Fund.


                               EXECUTIVE OFFICERS

     Officers of the Fund are appointed by the directors and serve at the pleasure of the board. None of the Fund's officers currently receives any compensation from the Fund. The executive officers of the Fund are:

     THOMAS DISBROW, age 35, vice president and assistant treasurer of the Fund (appointed February 2000). Mr. Disbrow is a director and a senior manager of the mutual fund finance department of Brinson Advisors. Prior to November 1999, he was a vice president of Zweig/Glaser Advisers. Mr. Disbrow is a vice president and assistant treasurer of 22 investment companies for which Brinson Advisors, UBS PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

     AMY R. DOBERMAN,  age 39, vice president of the Fund  (appointed  September
2000). Ms. Doberman is an executive director and general counsel of Brinson Advisors. From December 1996 through July 2000, she was general counsel of Aeltus Investment Management, Inc. Prior to working at Aeltus, Ms. Doberman was a Division of Investment Management Assistant Chief Counsel at the SEC. Ms. Doberman is a vice president and secretary of 24 investment companies for which Brinson Advisors, UBS PaineWebber or one of their affiliates serves as investment advisor.

     ELBRIDGE T. GERRY III, age 44, vice president of the Fund (appointed  April
1996). Mr. Gerry is a managing director and chief investment officer-fixed income of Brinson Advisors. Mr. Gerry is a vice president of 11 investment companies for which Brinson Advisors, UBS PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

     KEVIN J. MAHONEY, age 36, vice president and assistant treasurer (appointed May 1999). Mr. Mahoney is a director and a senior manager of the mutual fund finance department of Brinson Advisors. From August 1996 through March 1999, he was the manager of the mutual fund internal control group of Salomon Smith Barney. Mr. Mahoney is a vice president and assistant treasurer of 22 investment companies for which Brinson Advisors, UBS PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

     PAUL H. SCHUBERT, age 38, vice president (appointed September 1994) and treasurer (appointed May 1997) of the Fund. Mr. Schubert is an executive director and head of the mutual fund finance department of Brinson Advisors. Mr. Schubert is a vice president and treasurer of 22 investment companies for which Brinson Advisors, UBS PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

     BRIAN M. STORMS, age 47, president of the Fund (appointed September 2001). Mr. Storms is chief operating officer (since September 2001) and president of Brinson Advisors (since March 1999). Mr. Storms was chief executive officer of Brinson Advisors from October 2000 to September 2001. He was president of Prudential Investments (1996-1999). Prior to joining Prudential Investments he was a managing director at Fidelity Investments. Mr. Storms is president of 22 investment companies and president and trustee of 2 investment companies for which Brinson Advisors, UBS PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

     KEITH A. WELLER, age 40, vice president and assistant secretary of the Fund (appointed September 1995). Mr. Weller is a director and senior associate general counsel of Brinson Advisors. Mr. Weller is a vice president and assistant secretary of 22 investment companies for which Brinson Advisors, UBS PaineWebber or one of their affiliates serves as an investment advisor, sub-advisor or manager.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The Fund is not aware of any outstanding report required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934.


                              SHAREHOLDER PROPOSALS

     Any shareholder who wishes to submit proposals to be considered at the Fund's 2003 annual meeting of shareholders should send such proposals to the secretary of the Fund at 1285 Avenue of the Americas, New York, NY 10019-6028. In order to be considered at that meeting, shareholder proposals must be received by the Fund no later than August 2, 2002 and must satisfy the other requirements of the federal securities laws.


                                 OTHER BUSINESS

     Management knows of no business to be presented at the meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Fund.

                                           By order of the board of directors,


                                           AMY R. DOBERMAN
                                           SECRETARY

November 30, 2001

                                    EXHIBIT A

                   AUDIT AND CONTRACT REVIEW COMMITTEE CHARTER

                            ESTABLISHMENT AND PURPOSE

     The Audit and Contract Review Committee (the "Committee") of the Boards of Trustees and Boards of Directors (each, a "Board" and collectively, the "Boards") of the funds for which Brinson Advisors, Inc. ("Brinson Advisors") serves as investment adviser or investment manager (each, a "Fund" and collectively, the "Funds") is hereby established on this the 12th day of September, 2001. The two primary purposes of the Committee are to oversee the Funds' accounting and financial reporting policies, practices and internal controls as required by the Investment Company Act of 1940, as amended (the
"Act") and, for those Funds organized as closed-end investment management companies, the rules of the New York Stock Exchange, Inc. or other relevant securities exchange, if any, on which shares of the Fund are listed, and to review the performance by certain service providers of their contracts and arrangements with the Funds as required by the Act.

     In connection with the oversight of each Fund's accounting and financial reporting policies, practices and internal controls, the Committee will endeavor to assure the quality and objectivity of each Fund's independent audit and each Fund's financial statements, act as a liaison between the Boards and each Fund's independent auditors and periodically report to the Boards. In performing its duties, the Committee shall have unrestricted access to the Boards' Trustees and Directors, the independent auditors, Fund officers, and the senior management of Brinson Advisors.

     With respect to its contract review function, the Committee will consider the performance of the Funds' investment advisor or investment manager (as appropriate) and administrator, sub-advisors, distributor and all other service providers. The Committee will determine whether compensation paid by the Funds pursuant to their contracts and arrangements is reasonable and appropriate in light of the nature and quality of the services rendered. In performing its duties, the Committee shall have unrestricted access to the Funds' Trustees and Directors, the officers of the Funds and senior management of each service provider.


COMPOSITION

     The Committee shall be composed of all the independent Trustees/Directors of the Funds. The Boards shall elect a chairperson, who shall preside over Committee meetings (the "Chairperson"). The Chairperson shall serve for an initial interim term of one year and, thereafter, for successive terms of three years.

     Each member of the Committee must meet the independence and experience requirements set forth in Appendix A.


MEETINGS

     The Committee shall meet on a regular basis, but not less frequently than annually. An agenda shall be established for each meeting. Special meetings shall be called, as circumstances require. The Chairperson may invite the Funds' officers and other interested parties to participate in meetings. The Committee may, in its discretion, meet in executive session outside the presence of the Funds' officers and other parties.

     A majority of the Committee's members shall constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote.


REPORTING

     The  Chairperson   shall  report  to  the  Boards  on  the  result  of  its
deliberations and make such recommendations as deemed appropriate.


DUTIES AND RESPONSIBILITIES

     As a general rule, the Funds' independent auditors are ultimately accountable to the applicable Board and the Committee, and the Committee and the Boards have the ultimate authority and responsibility to select, evaluate and where appropriate, replace the independent auditors of the Funds. In addition, the Committee shall have the following specific duties and responsibilities for each Fund:


         AUDIT OVERSIGHT

     o Recommend to the Board the selection of an independent public accounting firm.

     o Review the scope of the Fund's proposed audit each year, including the extent of audit and non-audit services provided to the Fund by the independent auditors, and the audit procedures to be utilized. At the conclusion of each audit, the Committee will review the audit, including any comments or recommendations, with the independent auditors.

     o Ensure that the independent auditors submit on a periodic basis to the Committee a formal written statement delineating all relationships of the auditors consistent with Independence Standards Board Standard No. 1.

     o Discuss with the independent auditors any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.

     o  Recommend  to  the  Board   appropriate   actions  in  response  to  the
        independent auditors' report to satisfy itself of, and oversee, the independence of the auditors.

     o Discuss with management the performance of the independent auditors, management's recommendation with respect to the reasonableness of their fees and the recommendation to the Board regarding the retention of the independent auditors.

     o Review and discuss with the independent auditors and management the Fund's annual report to shareholders and significant accounting policies underlying the report and its presentation to the public.

     o Discuss with the Fund's independent auditors any matters required to be discussed pursuant to Statement of Auditing Standards No. 61, as modified or supplemented.

     o Discuss with the Fund's independent auditors, to the extent required by Statement of Auditing Standards No. 71, any adjustments which were made to previously reported financial information.

     o Review with the independent auditors the adequacy and effectiveness of relevant internal controls and procedures and the quality of the staff implementing these controls and procedures.

     o As necessary, review with the independent auditors and management any "illegal acts," as defined in Section 10A of the Securities Exchange Act of 1934 and required by that statute to be reported to the Committee, or other significant issues that could have a material effect on the Fund's financial statements.

     o Make recommendations to the Board, based on the Committee's review and discussions with the Fund's independent auditors and management, with respect to the Fund's financial statements as to whether the financial statements should be included in the Fund's annual report for the previous fiscal year.


        CONTRACT REVIEW

     o Request such information as is deemed relevant by the Committee regarding the performance of each of the contracts and arrangements required to be reviewed and approved by the Board.

     o Review all information and data provided by the service providers in connection with their performance of these contracts and arrangements.

     o Meet with such representatives of the service providers as the Committee deems necessary.

     o Make recommendations to the Board concerning the initial approval and/or continuation of each of the proposed contracts and arrangements and the reasonableness and appropriateness of the proposed fees.

     o Consider such other matters as the Committee may deem appropriate in carrying out the above responsibilities and any other matters that may be assigned to it by the Board.


        OTHER

     o  Review with the Fund's investment manager and sub-advisors:

        (a) such compliance matters as are appropriate to be brought to the attention of the Committee; and

        (b) any comments or criticisms from the staff of the Securities and Exchange Commission or any other regulators as are appropriate to be brought to the attention of the Committee.


LIMITS ON COMMITTEE LIABILITY

     The Audit and Contract Review Committee is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Management of the Funds has the responsibility for preparing the financial statements and implementing internal controls and the independent auditors have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the audit committee is not of the same quality as the audit performed by the independent auditors. In carrying out its responsibilities, the audit committee's policies and procedures shall be adapted, as appropriate, in order to best react to a changing environment.


AMENDMENTS

     This charter may be amended by a vote of a majority of the Committee members.

                                                                      APPENDIX A


INDEPENDENCE REQUIREMENTS

     In order to be deemed independent, each member of the Committee must be free of any relationships that may interfere with the exercise of his or her independent judgment. To ensure the independence of each Committee member, the following restrictions shall apply to each Committee member:

     o A Director/Trustee who is an employee (including non-employee executive officers) of a Fund or any of its affiliates may not serve on the
        Committee until three years following the termination of his or her employment. In the event the employment relationship is with a former parent or predecessor of a Fund, the Director/Trustee could serve on the Committee after three years following the termination of the relationship between the Fund and the former parent or predecessor.

     o A Director/Trustee: (a) who is a partner, controlling shareholder, or executive officer of an organization that has a business relationship with a Fund, or (b) who has a direct business relationship with a Fund (e.g., a consultant) may serve on the Committee only if the Board of Directors/Trustees of that Fund determines in its business judgment that the relationship does not interfere with the Director's/Trustee's exercise of independent judgment. In making a determination regarding the independence of a Director/Trustee pursuant to this paragraph, the Board of Directors/Trustees of the Fund should consider, among other things, the materiality of the relationship to the Fund, to the Director/Trustee, and, if applicable, to the organization with which the Director/Trustee is affiliated.

               "Business relationship" can include commercial, industrial, banking, consulting, legal, accounting and other relationships. A Director/Trustee can have this relationship directly with the Fund, or the Director/Trustee can be a partner, officer or employee of an organization that has such a relationship. The Director/Trustee may serve on the Committee without the above-referenced Board of Directors'/Trustees' determination after three years following the termination of, as applicable, either: (a) the relationship between the organization with which the Director/Trustee is affiliated and the Fund, (b) the relationship between the Director/Trustee and his or her partnership status, shareholder interest or executive officer position, or (c) the direct business relationship between the Director/Trustee and the Fund.

     o  A   Director/Trustee   who  is  employed  as  an  executive  of  another
        corporation where a Fund's executives serve on that corporation's compensation committee may not serve on the Committee.

     o A Director/Trustee who is an "Immediate Family" member (as this term is defined in Rule 303.02(A) of the NYSE Listed Company Manual) of an individual who is an executive officer of a Fund or any of its affiliates cannot serve on the Committee until three years following the termination of such employment relationship.

EXCEPTIONS

     One Independent Director/Trustee who does not meet the independence requirements above, and is not a current employee or an immediate family member of such an employee, may be appointed as a member of the Committee, if the Boards of Directors/Trustees of the Brinson Advisors Funds, under exceptional and limited circumstances, determine that his or her membership on the Committee is required by the best interests of the Funds and their shareholders, and the Boards disclose, in the next annual proxy statement for each closed-end Fund subsequent to the person's appointment, the nature of the relationship and the reasons why the person was appointed to the Committee.


EXPERIENCE REQUIREMENTS

     Each member of the Committee must be "financially literate". A member of the Committee will be deemed to be "financially literate" if he or she is able to read and understand financial statements, including, but not limited to, the Funds' balance sheets, income statements, and cash flow statements, or will become able to do so within a reasonable time after becoming a member of the Committee.


FINANCIAL EXPERTISE REQUIREMENTS

     At least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any comparable experience or background which would result in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

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        INVESTMENT
             GRADE
         MUNICIPAL
  INCOME FUND INC.
==================



                                                       -------------------------
                                                                      INVESTMENT
                                                                           GRADE
                                                                       MUNICIPAL
                                                                INCOME FUND INC.
                                                       =========================


PROXY

STATEMENT




                                                             ------------------
                                                             NOTICE OF
                                                             ANNUAL MEETING
                                                             TO BE HELD ON
                                                             JANUARY 17, 2002
                                                             AND
                                                             PROXY STATEMENT
                                                             ==================